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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 2, 1999
                                                   -----------------------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                     0-25356              77-0289371
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(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)               File Number)      Identification No.)


3175 S. Winchester Boulevard, Campbell, California          95008
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------------------


                                   None
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

          On February 2, 1999, the Registrant exchanged an aggregate of $18,114,000 of its 4 1/4% Convertible Subordinated Notes due 2002 for an aggregate of 1,558,007 shares of common stock. The Registrant may engage in similar transactions in the future.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               P-COM, INC.



DATE: February 2, 1999         By:   /s/ Michael J. Sophie
                                   -------------------------------------
                                   Name:  Michael J. Sophie
                                   Title:  Chief Financial Officer